                                                                   EXHIBIT 10.28

          THE OPTION GRANTED PURSUANT TO THIS STOCK OPTION AGREEMENT (THE "OPTION") AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                     HOB ENTERTAINMENT, INC.

                     STOCK OPTION AGREEMENT
                     ----------------------

          This Stock Option Agreement (this "Agreement") is effective as of January 31, 2000, between HOB Entertainment, Inc., a Delaware corporation (the "Company"), and Wm. Christopher Gorog (the "Optionee").

          In connection with the execution of that certain Advisory Agreement of even date herewith by and between Optionee, the Company and the other parties thereto (the "Advisory Agreement"), and the mutual promises contained therein, and the mutual covenants hereinafter contained, the parties hereto agree as follows:

          1.  Grant of Option.  On the terms and conditions set forth in this
              ---------------
Agreement, the Company hereby grants to the Optionee this option ("Option") which may be exercised from time to time to purchase up to an aggregate of 2,675,000 shares of common stock, $0.0001 par value per share, of the Company (the "Shares"), which Shares constitute not less than 1.5% of the outstanding shares of the Company on a fully diluted basis as of the closing of the Company's acquisition of Universal Concerts, Inc. on September 10, 1999, at a price of $1.62 per Share (the "Option Price"). This Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

          2.  Right to Exercise.
              -----------------
              a. Subject to the terms and conditions of this Agreement, 25% of the Shares subject to this Option shall vest and become exercisable on each of September 10, 2000, September 10, 2001, September 10, 2002, and September 10, 2003. The percentage of Shares for which this Option has become exercisable at any particular time is referred to as the "Vested Percentage".

              b. As used in this Agreement, the term "Investor Common Stock" shall mean, with respect to each Investor (as defined in the Advisory Agreement), the shares of the Common Stock of the Company held by such Investor on the date hereof (assuming for this purpose the conversion and exercise by such Investor of all securities held by the Investor that are convertible into or exercisable for shares of Company Common Stock other than the 12% Senior Redeemable Preferred Stock of the Company and the Senior Convertible Preferred Stock of the Company). The term "Transferred Percentage" shall mean, with respect to each Investor, the percentage of Investor Common Stock that has been transferred, or is subject to a binding agreement to transfer, to a person or entity other than such Investor or an affiliate of such Investor. If at any time that this Agreement shall be in effect, an Investor's Transferred Percentage exceeds the Vested Percentage, the Vested Percentage shall be increased to an amount equal to such Transferred Percentage.

              c. The terms of the Option with respect to vesting are no less favorable to the Optionee than the terms of the stock option held by Jay Marciano.

          3.  No Transfer.
              -----------

              This Option is not transferable by Optionee except to an inter vivos trust or similar entity for the benefit of Optionee's family in connection with estate planning or by will or the laws of descent and distribution. During the Optionee's lifetime, this Option is only exercisable by Optionee or the trustee or other representative of the aforementioned trust.

          4.  Exercise Procedures.
              -------------------

          a.  Notice of Exercise.  The Optionee or the Optionee's representative
              ------------------
may exercise this Option by giving written notice to the Board of Directors of the Company in the form annexed hereto as Exhibit A. The notice shall specify
                                           ---------
the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and the form of payment. The notice shall be signed by the person exercising this Option. In the event that this Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Board of Directors of the Company) of the representative's right to exercise this Option. The Optionee or the Optionee's representative shall deliver to the Company at the time of giving the notice, payment in a form provided under Section 5 for the full amount of the exercise price applicable to that portion of this Option being exercised. If the Optionee or the Optionee's estate or representative so requests following an exercise of this Option for less than the full number of Shares purchasable under this Option, and this Agreement is delivered to the Company at the time of the request, the Company will register and deliver to the Optionee or the Optionee's representative a new option agreement that reflects the unexercised portion of the Shares (but otherwise identical in form), and this Agreement
will be terminated.   If the Optionee or the Optionee's representative does not
in any year purchase all or any part of the shares to which the Optionee or the Optionee's representative is entitled, then the Optionee or the Optionee's representative has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until this Option terminates or expires.

          b.  Issuance of Shares.  After receiving a proper notice of exercise,
              ------------------
the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option and bearing such legends, including the legend in
Section 7 below, as may be appropriate. The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

          c.  Withholding Taxes.  In the event that the Board of Directors of
              -----------------
the Company determines that the Company is required to withhold foreign, federal, state or local tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Board of Directors of the Company to enable the Company to satisfy all withholding requirements. Any Shares purchased by exercising this Option shall also be issued subject to condition that the Optionee shall make the arrangements satisfactory to the Board of Directors of the Company to enable the Company to satisfy any withholding requirements that may arise in connection with the disposition of such Shares.

              5.  Payment for Stock.
                  -----------------

                  All or part of the exercise price may be paid in (a) lawful money of the United States of America; (b) other Shares which (i) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value (as defined in the 1993 Amended and Restated Stock Option Plan of the Company (the "Plan")) on the date of surrender equal to the aggregate exercise price of the Shares as to which this Option is exercised; (c) following the initial public offering of the Company's securities, delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of this Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of this Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (d) any combination of the foregoing methods of payment.

          6.  Term and Expiration.
              -------------------

              a.  Term of Option.  This Option shall expire on the day before
                  --------------
the tenth anniversary of the date hereof, and may be exercised during such term only in accordance with this Agreement. Subject to Section 6(b) hereof, this Option may be exercised without regard to Optionee's continued service as a director.

              b.  Forfeiture for "cause."  This Option shall be forfeited
                  ---------------------
immediately upon any event constituting "cause." The term "cause" shall mean solely any one (or more) of the following: (i) the Optionee 's commission of any fraud, misappropriation or willful misconduct which causes demonstrable injury to the Company or a subsidiary or affiliate; or (ii) an act of dishonesty by the Optionee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary or affiliate. This Option shall not be forfeited for any reason except as set forth herein.

          7.  Securities Law and Other Restrictions.
              -------------------------------------

              a.  Restrictions.  Regardless of whether the offering and sale of
                  ------------
Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Board of Directors of the Company at its discretion (so long as the shares held by the Investors and members of senior management of the Company are similarly treated) may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with any agreement to which the Company is a party, the Securities Act, the securities laws of any state or any other law or with restrictions imposed on the Company by its underwriters, or otherwise.

              b.  Investment Representations.  In connection with the
                  --------------------------
issuance of this Option and upon exercise hereof, Optionee represents to the Company the following:

                  i. Optionee is acquiring this Option for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  ii. Optionee understands that neither this Option nor the Shares have been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if Optionee's representations meant that Optionee's present intention was to hold this Option for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

                  iii. Optionee acknowledges and understands that this Option and the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee understands that the certificates evidencing this Option and the Shares will be imprinted with legends which prohibit the transfer of this Option or the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to Company. Optionee further acknowledges that this Option and the Shares are subject to certain contractual transfer restrictions contained in the Stockholders Agreement (as defined in the Advisory Agreement).

                  iv. Optionee represents that he (A) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment in the Option; (B) has received from the Company all the information he has requested and considers necessary or appropriate for deciding whether to acquire the Option; (C) has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business, operations, market potential, capitalization, financial condition and prospects, and the terms and conditions of the Option; (D) has the ability to bear the economic risks of his investment in the Option; and (E) is able, without materially impairing his financial condition, to hold the Option for an indefinite period of time and to suffer complete loss on his investment.

                  v. Optionee represents that he is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

                  vi. Optionee represents that (A) he is a natural person, (B) he has provided bona fide services to the Company and (C) the services provided by Optionee to the Company were not performed in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

          c.  Investment Intent at Exercise.  In the event that the sale of
              -----------------------------
Shares is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation, it shall be a condition of exercise of this Option that the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          d.  Legend.  All certificates evidencing Shares acquired under this
              ------
Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY, IN THE OPINION OF COUNSEL, OF AN EXEMPTION FROM REGISTRATION THEREUNDER"

                  e. Administration. Any determination by the Board of Directors
                     --------------
of the Company, the Company and its counsel in connection with any of the matters set forth in this Section 7 shall be conclusive and binding on the Optionee and all other persons.

          8.  Shares and Adjustments; Additional Rights.
              -----------------------------------------

              a. General. The number of Shares and the Option Price are subject
                 -------
to appropriate adjustment in the manner provided for by the Plan for stock splits, stock dividends, recapitalizations, reorganizations or other similar events affecting the capital structure of the Company. No adjustment, however, shall result in or entitle Optionee to receive fractional shares.

              b.  Come Along, Go Along.  If any shareholders of the Company
                  --------------------
sell or exchange more than 50% of the outstanding voting stock of the Company in a single or series of related transactions, if requested by Optionee, the Company shall use its reasonable commercial efforts to cause the purchaser of such shares to acquire, and the Optionee agrees to sell, Optionee's pro-rata portion of the Shares for the same price, terms and conditions that are applicable to the shares of such controlling shareholder(s) to be transferred. Notwithstanding anything to the contrary in this Section 8, the provisions hereof shall not apply to: (a) any sale or other transfer of stock between shareholders of the Company; (b) any repurchase by the Company of any shares of Common Stock; (c) any transfer of shares of Common Stock to any inter vivos trust, or in connection with estate planning or the death of any person; or (d) any sale pursuant to a public offering. This Section 8(b) shall not be deemed to modify or amend any of Optionee's rights under the Stockholders Agreement.

              c.  Stock Option Plan.  This Option is a  non-qualified stock
                  -----------------
option that has been issued pursuant to the Plan. HOB agrees that, promptly following any initial public offering of HOB Common Stock pursuant to the Securities Act, it will prepare, file with the Securities and Exchange Commission, and use reasonable commercial efforts to cause to become effective, a registration statement on Form S-8 covering the Shares as well as such other shares of Common Stock issuable pursuant to the Plan.

              d.  Information Rights.  Until the earliest of the expiration,
                  ------------------
termination, or full exercise of this Option, Optionee shall be entitled to receive all financial statements and other information distributed to shareholders of the Company.

              e.  Notice of Distributions or Transactions.   No later than 10
                  ---------------------------------------
business days prior to the date of any dissolution, liquidation, sale of all or substantially all of the assets of the Company, dividend, change of control transaction or other distribution with respect to the Common Stock of the Company, the Company shall deliver written notice to the Optionee, notifying the Optionee of the distribution or transaction that may affect the Common Stock issuable upon conversion of the Shares.

              f.  Reservation of Rights.  (i)  Except as provided in this
                  ---------------------
Section 8, the Optionee shall have no other rights by reason of (1) any subdivision or consolidation of shares of stock of any class, (2) the payment of any dividend or (3) any other increase or decrease in the number of shares of stock of any class. The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                  (ii) The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise hereof until the date this option is duly exercised and Optionee becomes a stockholder of the Company regardless of whether a stock certificate representing such shares is issued to the Optionee. Except as otherwise expressly provided herein or by the Board of Directors of the Company, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          9.  "Lock-Up" Agreement.
              --------------------
              The Optionee, if so requested by the Board of Directors of the Company and an underwriter of Common Stock or other securities of the Company, and provided that all officers, Investors and Directors of the Company are similarly bound, shall not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of the Company held by him or which he has the right to acquire during a period of up to a maximum of 180 days following the effective date of a registration statement of the Company filed with the Securities and Exchange Commission in connection with such offering or such shorter period as such underwriter shall have advised the Company in writing is adequate to permit the successful and orderly distribution of such Common Stock or other securities; provided, however, that such "lock-up" agreement shall be in writing and in form and substance satisfactory to the Board of Directors of the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said period. This Section 9 shall survive the termination or exercise of this Option.

          10.  Notices.
               -------
               Notices or process required to be given hereunder shall be sent by certified mail (return receipt requested) and also by first class mail and shall be deemed given or received three (3) days after mailing thereof, to:

          If to Optionee:

                Wm. Christopher Gorog
                4211 Toluca Road
                Toluca Lake, CA 91602
          with a copy by mail or fax to:

                O'Melveny & Myers LLP
                1999 Avenue of the Stars, Suite 700
                Los Angeles, CA 90067-6035
                Fax No.: (310) 246-6779
                Attention: Richard R. Ross

          If to the Company:

                HOB Entertainment, Inc.
                6255 Sunset Blvd., 16th Floor
                Hollywood, CA 90028
                Fax No.: Attn: Daniel L. Fishkin

          with a copy by mail or fax to:

                John Jameson, Esq.
                Latham & Watkins
                633 West 5th Street
                Los Angeles, CA 90071
                Fax No.: 213-891-8763

          11. Arbitration. ANY DISPUTE OR CONTROVERSY ARISING OUT OF, RELATING
              -----------
TO, OR CONCERNING ANY INTERPRETATION, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT, SHALL BE SETTLED BY ARBITRATION TO BE HELD IN LOS ANGELES COUNTY, CALIFORNIA, IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES THEN IN EFFECT OF THE AMERICAN ARBITRATION ASSOCIATION AS MODIFIED HEREIN. THE PARTY OR PARTIES SEEKING ARBITRATION SHALL COLLECTIVELY SUBMIT WITH ITS OR THEIR DEMAND THE NAME, ADDRESS AND TELEPHONE NUMBER OF ONE ARBITRATOR. THE OPPOSING PARTY OR PARTIES SHALL COLLECTIVELY SUBMIT WITH ITS OR THEIR RESPONSE THE NAME, ADDRESS AND TELEPHONE NUMBER OF ONE ARBITRATOR. THE TWO SELECTED ARBITRATORS SHALL THEN CONFER PROMPTLY WITH ONE ANOTHER IN ORDER TO NAME A THIRD DIS-INTERESTED NEUTRAL ARBITRATOR. IF THE TWO SELECTED ARBITRATORS ARE UNABLE TO AGREE UPON THE SELECTION OF THE THIRD NEUTRAL ARBITRATOR WITHIN THIRTY DAYS THEN THE AAA SHALL BE AUTHORIZED TO SELECT A NEUTRAL ARBITRATOR. THE ARBITRATORS MAY GRANT INJUNCTIONS OR OTHER RELIEF IN SUCH DISPUTE OR CONTROVERSY. EXCEPT AS REQUIRED BY LAW OR TO ENTER OR ENFORCE A DECISION OF THE ARBITRATORS, THE ARBITRATION SHALL BE MAINTAINED AS STRICTLY CONFIDENTIAL BY ALL PARTIES, THE ARBITRATORS AND THE AAA.

DISCOVERY SHALL BE PERMITTED TO THE EXTENT PERMISSIBLE IN CIVIL ACTIONS. THE DECISION OF THE ARBITRATORS SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES TO THE ARBITRATION. JUDGMENT MAY BE ENTERED ON THE ARBITRATORS' DECISION IN ANY COURT HAVING JURISDICTION. THE ARBITRATORS SHALL HAVE THE AUTHORITY TO INCLUDE, AS AN ITEM OF DAMAGES, THE COSTS OF ARBITRATION, INCLUDING LEGAL FEES AND EXPENSES, INCURRED BY THE PREVAILING PARTY. THE ARBITRATORS' AWARD SHOULD BE RENDERED WITHIN THIRTY DAYS AFTER THE CLOSE OF HEARINGS.

          12.  Miscellaneous Provisions.
               ------------------------

               a.  Titles and Captions.  Paragraph titles or captions contained
                   -------------------
herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of the Agreement or the intent of any provision.

               b.  Entire Agreement; Amendments.  This Agreement constitutes the
                   ----------------------------
entire agreement between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by a written instrument signed by both parties hereto.

               c.  Choice of Law. This Agreement shall be governed, construed,
                   -------------
interpreted, and enforced in accordance with the substantive law of the State of Delaware applied to agreements entered into and performed entirely within such State.

               d.  Interpretation and Modification of Agreement.  Optionee
                   --------------------------------------------
acknowledges receipt of a copy of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall prevail and be controlling, except to the extent, and with respect to matters, that the Plan allows for modifications, in which event this Agreement shall govern. Subject to the foregoing, this Agreement represents the entire agreement of the parties with respect to the option evidenced hereby and supersedes all prior written or oral understandings or agreements with respect thereto. All determinations under and interpretations of the Plan and this Agreement shall be vested in the Board of Directors of the Company or committee thereof selected to administer the Plan (in either case, the "Committee"), whose decisions shall be final, conclusive and binding on all persons. The Committee shall have the authority to correct any defect or supply any omission or reconcile any inconsistency in this Agreement provided that such action does not adversely affect the rights granted to Optionee hereunder. The Committee shall also have the power (subject to such consultation as deemed advisable with the Company's principal accounting officer regarding accounting and tax consequences) to modify or amend this Agreement, or waive any condition or restriction herein (including, without limitation, restrictions on periods of exercisability), if such modification, amendment or waiver would increase Optionee's benefits under this Agreement and is consistent with the Plan.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has personally executed this Agreement.

                                   HOB ENTERTAINMENT, INC.


  /s/ Wm. Christopher Gorog
  --------------------------       By:    /s/ Gregory A. Trojan
      WM. CHRISTOPHER GOROG               ---------------------------
                                   Name:      Gregory A. Trojan
                                   Title:     President and
                                              Chief Executive Officer


Optionee's Address:


4211 Toluca Road
Toluca Lake, CA 91602

                                                          EXHIBIT A
                                                          ---------


                           [Date of Exercise]

HOB Entertainment Inc.
6255 Sunset Blvd.
16th Floor
Hollywood, CA 90028

Attention: Corporate Secretary

     Re:  Stock Option

Dear Sir/Madame:

          I am the holder of a stock option granted to me by HOB Entertainment, Inc. (the "Company"), pursuant to a Stock Option Agreement dated as of January 31, 2000, to purchase 2,675,000 shares of Common Stock of the Company ("Shares"). I hereby exercise such option with respect to ___________ Shares, the total purchase price for which is $__________, and [I enclose a certified, bank cashier's or other acceptable check payable to the order of the Company in the amount of $_______, representing the total purchase price for the Shares] The certificate or certificates representing the Shares should be registered in my name and should be forwarded to me at ________________________________.

          Please acknowledge receipt of the exercise of my stock option on the attached copy of this letter.

                              Very truly yours,


                              Wm. Christopher Gorog

RECEIPT ACKNOWLEDGED:
HOB ENTERTAINMENT, INC.

By:
   --------------------
   Name:
   Title: